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Exhibit 10.1

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

        This AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT (this "Amendment") is dated as of December 24, 2008, by and among Level 3 Communications, Inc., a Delaware corporation (the "Company"), and each of the investors named in the signature pages hereto (each, an "Investor" and collectively, the "Investors").

WITNESSETH:

        WHEREAS, on November 17, 2008, the Company entered into a Securities Purchase Agreement with certain investors named therein, which agreement was amended on December 16, 2008 (as amended, the "Agreement"), with respect to the sale and issuance by the Company of up to $400,000,000 aggregate principal amount of the Company's 15% Convertible Senior Notes due 2013 (the "Notes");

        WHEREAS, prior to the date hereof, pursuant to Section 8.9 of the Agreement, United States Fire Insurance Company, an investor under the Agreement, assigned, in the aggregate, all of its right, title, benefit, privileges and interest in and to, and all of its burdens, obligations and liabilities in connection with, its agreement to purchase $30,000,000 aggregate principal amount of the Notes pursuant to the Agreement, to The North River Insurance Company;

        WHEREAS, on December 23, 2008, the Company (i) accepted for payment $162,718,000 aggregate principal amount of its 2.875% Convertible Senior Notes due 2010 and $173,571,000 aggregate principal amount of its 6% Convertible Subordinated Notes due 2010 pursuant to the terms of the Tender Offers for such series of notes and (ii) extended the expiration date of its Tender Offer for its 6% Convertible Subordinated Notes due 2009 (the "2009 Notes") to 12:00 midnight, New York City time, on December 30, 2008, as such expiration date may be further extended;

        WHEREAS, the obligation of Walter Scott, Jr., an Investor ("Walter Scott"), to purchase $23,000,000 aggregate principal amount of the Notes (the "Walter Scott Notes") and the obligation of Walter Scott, Jr. Charitable Remainder Annuity Trust, an Investor (the "Walter Scott Trust" and, together with Walter Scott, the "Scott Investors"), to purchase $3,200,000 aggregate principal amount of the Notes (the "Walter Scott Trust Notes and, together with the Walter Scott Notes, the "Scott Investor Notes") pursuant to Agreement is conditioned upon the acceptance for payment by the Company of any of the 2009 Notes pursuant to the terms of the Tender Offer for such series of notes;

        WHEREAS, the Closing with respect to the sale and issuance by the Company of $373,800,000 aggregate principal amount of the Notes to certain of the Investors, as contemplated by the Agreement, is scheduled to occur on the date hereof;

        WHEREAS, the Notes to be issued and sold at the Closing represent all the Notes other than the Scott Investor Notes, since the Company will not have accepted for payment any of the 2009 Notes pursuant to the Tender Offer for such series of notes on or prior to the Closing;

        WHEREAS, the Company continues to desire to issue and sell to each Scott Investor its applicable portion of the Scott Investor Notes and each Scott Investor continues to desire to purchase from the Company its applicable portion of the Scott Investor Notes as contemplated by the Agreement following the Closing and subject to the terms and conditions set forth in this Amendment, including the acceptance for payment by the Company of any of the 2009 Notes pursuant to the terms of the Tender Offer for such series of notes;

        WHEREAS, in order to effect the foregoing, the parties hereto desire to provide for a subsequent closing under the Agreement for the issuance and sale by the Company to the Scott Investors of the Scott Investor Notes subject to the terms and conditions set forth in this Amendment, including the acceptance for payment by the Company of any of the 2009 Notes pursuant to the terms of the Tender Offer for such series of notes following the Closing; and

        WHEREAS, pursuant to Section 8.11 of the Agreement, the parties hereto now desire to amend the Agreement as provided herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and notwithstanding anything in the Agreement to the contrary, subject to the Closing having occurred, the parties hereby agree as follows:

        1.    Defined Terms.    Capitalized terms that are not defined in this Amendment have the respective meanings set forth in the Agreement.

        2.    Purchase and Sale of the Scott Investor Notes.    Subject to and upon the terms and conditions set forth in this Amendment, at the Subsequent Closing (as defined below), (i) the Company shall issue and sell to Walter Scott, and Walter Scott shall purchase from the Company, by wire transfer to the Company of immediately available funds, the Walter Scott Notes and (ii) the Company shall issue and sell to the Walter Scott Trust, and the Walter Scott Trust shall purchase from the Company, by wire transfer to the Company of immediately available funds, the Walter Scott Trust Notes, in each case at a purchase price equal to 100% of the principal amount of such Scott Investor Notes purchased, plus accrued interest on such Scott Investor Notes from the Closing Date to, but not including, the Subsequent Closing Date (as defined below).

        3.    Subsequent Closing.    The closing of the issuance and sale of the Scott Investor Notes (the "Subsequent Closing") shall take place at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York upon the satisfaction or waiver of the conditions set forth in Sections 4 and 5 of this Amendment (other than those that by their terms are to be satisfied or waived at the Subsequent Closing), or such other date mutually agreed to by the Company and the Scott Investors (the "Subsequent Closing Date").

        4.    Conditions to the Obligation of the Scott Investors to Consummate the Subsequent Closing.    The several obligations of each Scott Investor to consummate the transactions to be consummated at the Subsequent Closing, and to purchase and deliver the purchase price payable for the Scott Investor Notes being purchased by it at the Subsequent Closing pursuant to this Amendment, are subject to the satisfaction of the following conditions precedent:

        (a)   The Closing shall have occurred on or prior to the Subsequent Closing Date.

        (b)   The representations and warranties of the Company contained in Section 3 of the Agreement shall be true and correct in all material respects on the Subsequent Closing Date as though made on the Subsequent Closing Date (except that those representations and warranties that address matters only as of a particular date shall have been true and correct only on such date).

        (c)   The purchase of, and payment for, the Scott Investor Notes by each Scott Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation.

        (d)   No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

        (e)   The Trustee shall have executed and delivered a certificate of authentication with respect to the Scott Investor Notes.

        (f)    Each Scott Investor shall have received from the Company's counsel, Willkie Farr & Gallagher LLP, an opinion substantially in the form attached hereto as Exhibit E to the Agreement.

        (g)   The Company shall have accepted for payment any of the 2009 Notes in the Tender Offer for such notes pursuant to the terms of the Offer to Purchase.

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        5.    Conditions to the Obligation of the Company to Consummate the Subsequent Closing.    The obligation of the Company to consummate the transactions to be consummated at the Subsequent Closing, and to issue and sell to each Scott Investor the Scott Investor Notes to be purchased by it at the Subsequent Closing pursuant to this Agreement, is subject to the satisfaction of the following conditions precedent:

        (a)   The Closing shall have occurred on or prior to the Subsequent Closing Date.

        (b)   The representations and warranties of such Scott Investor contained in Section 4 of the Agreement shall be true and correct in all material respects on the date hereof and on the Subsequent Closing Date as though made on the Subsequent Closing Date (except that those representations and warranties that address matters only as of a particular date shall have been true and correct only on such date).

        (c)   Each Scott Investor shall have delivered to the Company an amount in cash equal to the purchase price for its respective Scott Investor Notes in accordance with Section 3 hereof.

        (d)   The sale of the Scott Investor Notes by the Company shall not be prohibited or enjoined by any law or governmental or court order or regulation.

        (e)   No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

        (f)    The Trustee shall have executed and delivered a certificate of authentication with respect to the Scott Investor Notes.

        (g)   The Company shall have accepted for payment any of the 2009 Notes in the Tender Offer for such notes pursuant to the terms of the Offer to Purchase.

        Each Scott Investor's obligations under this Amendment shall be several and independent from the obligations of the other Scott Investor; provided, however, that, notwithstanding anything in this Amendment to the contrary, the Company shall not be obligated to consummate the transactions contemplated by this Amendment unless the conditions set forth in this Section 5 have been satisfied with respect to each of the Scott Investors.

        6.    Termination.    (a) Notwithstanding anything to the contrary contained herein, this Amendment may be terminated at any time before the Subsequent Closing (i) by mutual consent of the Company and the Scott Investors or (ii) by a Scott Investor or the Company if the Subsequent Closing shall not have occurred on or prior to January 31, 2009.

        (b)   In the event of termination pursuant to Section 6(a) hereof, this Amendment shall become null and void and have no effect (other than this Section 6(b) and Sections 7, 8 and 9, which shall survive termination), with no liability on the part of the Company or the Scott Investors, or their directors, officers, agents or stockholders, with respect to this Amendment, except for the liability for any willful breach of this Amendment.

        7.    Severability.    Should any part or provision of this Amendment be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Amendment shall remain binding upon the parties hereto.

        8.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of law principles thereof.

        9.    Continued Effectiveness; Amendment.    Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect. In the event of any inconsistency between the

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provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail. Notwithstanding anything to the contrary in the Agreement, any provision of this Amendment may be amended, modified or waived solely by a written instrument executed by the Company and the Scott Investors.

        10.    Assignment.    The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. None of the parties may assign its rights or obligations under this Amendment or designate another person (i) to perform all or part of its obligations under this Amendment or (ii) to have all or part of its rights and benefits under this Amendment, in each case without the prior written consent of the other parties. In the event of any assignment in accordance with the terms of this Amendment, the assignee shall specifically assume and be bound by the provisions of the Amendment by executing and agreeing to an assumption agreement reasonably acceptable to the Company.

        11.    Counterparts.    This Amendment may be signed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Securities Purchase Agreement on the date first written above.

LEVEL 3 COMMUNICATIONS, INC.
By:	/s/ Thomas C. Stortz
	Name:	Thomas C. Stortz
	Title:	Executive Vice President, Chief Legal Officer and Secretary

[signature page to Supplement to Securities Purchase Agreement]

ODYSSEY AMERICA REINSURANCE CORPORATION, by its investment manager, Hamblin Watsa Investment Counsel Ltd.
By:	/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Vice President and Chief Operating Officer

[signature page to Supplement to Securities Purchase Agreement]

THE NORTH RIVER INSURANCE COMPANY, by its investment manager, Hamblin Watsa Investment Counsel Ltd.
By:	/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Vice President and Chief Operating Officer

[signature page to Supplement to Securities Purchase Agreement]

FAIRFAX (BARBADOS) INTERNATIONAL CORP, by its investment manager, Hamblin Watsa Investment Counsel Ltd.
By:	/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Vice President and Chief Operating Officer

[signature page to Supplement to Securities Purchase Agreement]

FALCON INSURANCE COMPANY (HONG KONG) LTD., by its investment manager, Hamblin Watsa Investment Counsel Ltd.
By:	/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Vice President and Chief Operating Officer

[signature page to Supplement to Securities Purchase Agreement]

SOUTHEASTERN ASSET MANAGEMENT, INC., on behalf of certain institutional clients
By:	/s/ Andrew R. McCarroll
	Name:	Andrew R. McCarroll
	Title:	Vice President and General Counsel

[signature page to Supplement to Securities Purchase Agreement]

EVANSTON INSURANCE COMPANY
By:	/s/ D. Michael Jones
	Name:	D. Michael Jones
	Title:	Assistant Secretary

[signature page to Supplement to Securities Purchase Agreement]

DAVIS NEW YORK VENTURE FUND, INC.
By:	/s/ Douglas A. Haines
	Name:	Douglas A. Haines
	Title:	Director of Fund Accounting

[signature page to Supplement to Securities Purchase Agreement]

SELECTED AMERICAN SHARES, INC.
By:	/s/ Douglas A. Haines
	Name:	Douglas A. Haines
	Title:	Director of Fund Accounting

[signature page to Supplement to Securities Purchase Agreement]

DAVIS VALUE PORTFOLIO
By:	/s/ Douglas A. Haines
	Name:	Douglas A. Haines
	Title:	Director of Fund Accounting

[signature page to Supplement to Securities Purchase Agreement]

FUNDAMENTAL VALUE TRUST
By:	/s/ Douglas A. Haines
	Name:	Douglas A. Haines
	Title:	Director of Fund Accounting of Davis Selected Advisers, L.P., authorized Sub-Adviser of Fundamental Value Trust, an authorized series of John Hancock Trust

[signature page to Supplement to Securities Purchase Agreement]

CHOU BOND FUND
By:	/s/ Francis Chou
	Name:	Francis Chou
	Title:	Chief Executive Officer

[signature page to Supplement to Securities Purchase Agreement]

CHOU ASIA FUND
By:	/s/ Francis Chou
	Name:	Francis Chou
	Title:	Chief Executive Officer

[signature page to Supplement to Securities Purchase Agreement]

CHOU ASSOCIATES FUND
By:	/s/ Francis Chou
	Name:	Francis Chou
	Title:	Chief Executive Officer

[signature page to Supplement to Securities Purchase Agreement]

CHOU EUROPE FUND
By:	/s/ Francis Chou
	Name:	Francis Chou
	Title:	Chief Executive Officer

[signature page to Supplement to Securities Purchase Agreement]

CHOU RRSP FUND
By:	/s/ Francis Chou
	Name:	Francis Chou
	Title:	Chief Executive Officer

[signature page to Supplement to Securities Purchase Agreement]

STEELHEAD NAVIGATOR MASTER, L.P.
By:	Steelhead Partners, LLC, its investment manager
By:	/s/ Carol Lokey
	Name:	Carol Lokey
	Title:	Chief Financial Officer

[signature page to Supplement to Securities Purchase Agreement]

/s/ Gary L. West Gary L. West

[signature page to Supplement to Securities Purchase Agreement]

/s/ Mary E. West Mary E. West

[signature page to Supplement to Securities Purchase Agreement]

WALTER SCOTT, JR. CHARITABLE REMAINDER ANNUITY TRUST
By:	/s/ Walter Scott, Jr. Walter Scott, Jr., Trustee Walter Scott, Jr. Charitable Remainder Annuity Trust Dated December 19, 1990

[signature page to Supplement to Securities Purchase Agreement

SUZANNE AND WALTER SCOTT CHARITABLE REMAINDER UNITRUST
By:	/s/ Walter Scott, Jr. Walter Scott, Jr., Trustee Suzanne and Walter Scott Charitable Remainder Unitrust Dated March 12, 1997

[signature page to Supplement to Securities Purchase Agreement]

WS CHARITABLE REMAINDER UNITRUST (II)
By:	/s/ Walter Scott, Jr. Walter Scott, Jr., Trustee WS Charitable Remainder Unitrust (II) Dated July 21, 1997

[signature page to Supplement to Securities Purchase Agreement]

/s/ Walter Scott, Jr. Walter Scott, Jr.

[signature page to Supplement to Securities Purchase Agreement]

2002 ROBERT EDWARD JULIAN IRREVOCABLE DESCENDANT'S TRUST
By:	/s/ Carole L. Julian Carole L. Julian, Trustee

[signature page to Supplement to Securities Purchase Agreement]

CAROLE LEE JULIAN REVOCABLE TRUST
By:	/s/ Carole L. Julian
	Name:	Carole L. Julian
	Title:	Trustee

[signature page to Supplement to Securities Purchase Agreement]

/s/ Robert E. Julian Robert E. Julian

[signature page to Supplement to Securities Purchase Agreement]

JULIAN PROPERTIES LP
By:	Julian Management Inc., its general partner
By:	/s/ Robert E. Julian
	Name:	Robert E. Julian
	Title:	President

[signature page to Supplement to Securities Purchase Agreement]

ROBERT AND CAROLE JULIAN CHARITABLE FOUNDATION
By:	/s/ Robert E. Julian
	Name:	Robert E. Julian
	Title:	Director

[signature page to Supplement to Securities Purchase Agreement]

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  Exhibit 10.1